UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PLEASE VOTE NOW

VOTING HELPS TO LOWER OVERALL PROXY COSTS AND ELIMINATES PHONE CALLS

Dear Shareholder:

We recently mailed you proxy materials relating to a proposal to be voted on at a Joint Special Meeting of Shareholders of certain Van Kampen Funds to be held on May 10, 2010.  To date, our records indicate we have not received your vote.

Shareholders are being asked to approve the transitioning of certain Van Kampen (“VK”) Funds to newly created series of Morgan Stanley Institutional Fund, Inc. (MSIF).  Specifically, as a shareholder of one or more of the VK Funds identified below and in the Notice of Joint Special Meeting of Shareholders previously mailed to you, you are being asked to consider and approve an Agreement and Plan of Reorganization under which the assets and liabilities of your VK Fund will be transferred to a newly created series of the Morgan Stanley Institutional Fund, Inc. with substantially similar same investment objectives, principal investment strategies and risks as the corresponding VK Fund.

Current VK Fund/Portfolio	Proposed MSIF Fund/Portfolio
Van Equity Trust II, on behalf of its series, Van Kampen Core Growth Fund	MSIF Advantage, a newly created series of Morgan Stanley Institutional Fund, Inc.

Van Kampen Series Fund, Inc., on behalf of its series, Van Kampen Equity Growth Fund	MSIF Equity Growth, a newly created series of Morgan Stanley Institutional Fund, Inc.

Van Kampen Equity Trust, on behalf of its series, Van Kampen Global Growth Fund	MSIF Global Growth, a newly created series of Morgan Stanley Institutional Fund, Inc.

The Board of Directors/Trustees of each of the VK Funds has approved and recommends that you vote “FOR” the proposal.

Please vote using one of the following four options:

1.              CALL TOLL-FREE     1-800-708-7958

Call toll free 1-800-708-7958 to vote with a live proxy services representative.  Please call Monday through Friday 9:00 AM to 11:00 PM (ET), and Saturday from 12:00 Noon to 6:00 PM (ET).  The estimated call duration is less than 2 minutes.

2.              VOTE ONLINE

Refer to your proxy cards for the control number and security code.  Please enter the website www.proxy-direct.com and follow the instructions.

3.              VOTE BY TOUCH-TONE TELEPHONE

The toll free number is 1-800-337-3503.  Please have your proxy card in hand to access your control number and security code.  Please call the number and follow the instructions.

4.              VOTE BY MAIL

Mark your vote, sign and date the enclosed proxy card(s) and return in the enclosed postage paid envelope.

You may receive multiple proxy kits in separate envelopes or several cards within one envelope.  It is important that you record a separate vote for each proxy card received.

If you have any questions about the proposals, you may contact Van Kampen Client Relations toll free at 1-800-231-2808.  Thank you for voting.

Venus VK Mergers — R1  PFS Reg

PLEASE VOTE NOW

VOTING HELPS TO LOWER OVERALL PROXY COSTS AND ELIMINATES PHONE CALLS

Dear Shareholder:

We recently mailed you proxy materials relating to a proposal to be voted on at a Joint Special Meeting of Shareholders of certain Van Kampen Funds to be held on May 10, 2010.  To date, our records indicate we have not received your vote.

Shareholders are being asked to approve the transitioning of certain Van Kampen (“VK”) Funds to newly created series of Morgan Stanley Institutional Fund, Inc. (MSIF).  Specifically, as a shareholder of one or more of the VK Funds identified below and in the Notice of Joint Special Meeting of Shareholders previously mailed to you, you are being asked to consider and approve an Agreement and Plan of Reorganization under which the assets and liabilities of your VK Fund will be transferred to a newly created series of the Morgan Stanley Institutional Fund, Inc. with substantially similar investment objectives, principal investment strategies and risks as the corresponding VK Fund.

Current VK Fund/Portfolio	Proposed MSIF Fund/Portfolio
Van Equity Trust II, on behalf of its series, Van Kampen Core Growth Fund	MSIF Advantage, a newly created series of Morgan Stanley Institutional Fund, Inc.

Van Kampen Series Fund, Inc., on behalf of its series, Van Kampen Equity Growth Fund	MSIF Equity Growth, a newly created series of Morgan Stanley Institutional Fund, Inc.

Van Kampen Equity Trust, on behalf of its series, Van Kampen Global Growth Fund	MSIF Global Growth, a newly created series of Morgan Stanley Institutional Fund, Inc.

The Board of Directors/Trustees of each of the VK Funds has approved and recommends that you vote “FOR” the proposal.

Please vote using one of the following four options:

1.              CALL TOLL-FREE     1-800-708-7958

Call toll free 1-800-708-7958 to vote with a live proxy services representative.  Please call Monday through Friday 9:00 AM to 11:00 PM (ET), and Saturday from 12:00 Noon to 6:00 PM (ET).  The estimated call duration is less than 2 minutes.

2.              VOTE ONLINE

Refer to your proxy cards for the control number and security code.  Please enter the website www.proxy-direct.com and follow the instructions.

3.              VOTE BY TOUCH-TONE TELEPHONE

The toll free number is 1-800-337-3503.  Please have your proxy card in hand to access your control number and security code.  Please call the number and follow the instructions.

4.              VOTE BY MAIL

Mark your vote, sign and date the enclosed proxy card(s) and return in the enclosed postage paid envelope.

You may receive multiple proxy kits in separate envelopes or several cards within one envelope.  It is important that you record a separate vote for each proxy card received.

If you have any questions about the proposals, you may contact Van Kampen Client Relations toll free at 1-800-231-2808.  Thank you for voting.

Venus VK Mergers — Reg

PLEASE VOTE NOW

VOTING HELPS TO LOWER OVERALL PROXY COSTS AND ELIMINATES PHONE CALLS

Dear Shareholder:

We recently mailed you proxy materials relating to a proposal to be voted on at a Joint Special Meeting of Shareholders of certain Van Kampen Funds to be held on May 10, 2010.  To date, our records indicate we have not received your vote.

Shareholders are being asked to approve the transitioning of certain Van Kampen (“VK”) Funds to newly created series of Morgan Stanley Institutional Fund, Inc. (MSIF).  Specifically, as a shareholder of one or more of the VK Funds identified below and in the Notice of Joint Special Meeting of Shareholders previously mailed to you, you are being asked to consider and approve an Agreement and Plan of Reorganization under which the assets and liabilities of your VK Fund will be transferred to a newly created series of the Morgan Stanley Institutional Fund, Inc. with substantially similar investment objectives, principal investment strategies and risks as the corresponding VK Fund.

Current VK Fund/Portfolio	Proposed MSIF Fund/Portfolio
Van Equity Trust II, on behalf of its series, Van Kampen Core Growth Fund	MSIF Advantage, a newly created series of Morgan Stanley Institutional Fund, Inc.

Van Kampen Series Fund, Inc., on behalf of its series, Van Kampen Equity Growth Fund	MSIF Equity Growth, a newly created series of Morgan Stanley Institutional Fund, Inc.

Van Kampen Equity Trust, on behalf of its series, Van Kampen Global Growth Fund	MSIF Global Growth, a newly created series of Morgan Stanley Institutional Fund, Inc.

The Board of Directors/Trustees of each of the VK Funds has approved and recommends that you vote “FOR” the proposal.

Please vote using one of the following four options:

1.              CALL TOLL-FREE     1-800-708-7958

Call toll free 1-800-708-7958 to vote with a live proxy services representative.  Please call Monday through Friday 9:00 AM to 11:00 PM (ET), and Saturday from 12:00 Noon to 6:00 PM (ET).  The estimated call duration is less than 2 minutes.

2.              VOTE ONLINE

Refer to your proxy cards for the control number and security code.  Please enter the website www.proxyvote.com and follow the instructions.

3.              VOTE BY TOUCH-TONE TELEPHONE

The toll free number appears on your voting instruction form. Please have your voting instruction form in hand to access your control number (located in the box).   Please call the number and follow the instructions.

4.              VOTE BY MAIL

Mark your vote, sign and date the enclosed voting instruction form and return in the enclosed postage paid envelope.

You may receive multiple proxy kits in separate envelopes or several cards within one envelope.  It is important that you record a separate vote for each proxy card received.

If you have any questions about the proposals, you may contact Van Kampen Client Relations toll free at 1-800-231-2808.  Thank you for voting.

Venus VK Mergers R-1 Ben